=================================================================



                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT (DATE OF EARLIEST EVENT
                            REPORTED) - DECEMBER 23, 1998




                            NORTHWEST NATURAL GAS COMPANY


                (Exact name of registrant as specified in its charter)



                   OREGON               0-994               93-0256722

              (State or other        (Commission         (I.R.S. Employer
                jurisdiction
             of incorporation)       File Number)      Identification No.)



                    220 N.W. SECOND AVENUE, PORTLAND, OREGON 97209
                 (Address of principal executive offices) (Zip Code)


                    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA
                                CODE - (503) 226-4211



          =================================================================

          ITEM 5.   OTHER EVENTS

               Northwest Natural Gas Company, dba NW Natural, reported that its 66 percent-owned Canadian subsidiary, Canor Energy Ltd., is expected to record impairment charges and property write-downs equivalent to about 6 cents a share for NW Natural in the quarter ending Dec. 31, 1998. The Company also expects Canor to record losses from continuing operations for the quarter equivalent to about 2 cents a share. Canor's results have been depressed during 1998 by low oil prices, lower than expected gas and oil production and unsuccessful drilling efforts.

               The impairment charges result from the application of Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," to Canor's gas and oil properties in Alberta. The additional property write-downs are due to determinations that some of Canor's wells are no longer productive because of water encroachment. Canor uses "successful efforts" accounting for its exploration efforts.

               NW Natural also conducts impairment tests under SFAS No. 121 on the limited partner investments of its wholly-owned subsidiary, NNG Financial Corporation, in solar electric, wind-power electric and hydroelectric generation projects in California. The Company believes it is probable that impairment charges will be required in the fourth quarter relating to some or all of these investments. Until these tests are conducted, the Company will be unable to determine the extent of any such impairment charges. Financial Corporation's book value for these investments totaled about $21.7 million as of Nov. 30, 1998.

               The impairment charges and write-downs in the fourth quarter of 1998, to the extent the Company is required to recognize them, will not have a material effect on next year's earnings.

               NOTE: This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company's future operating results will be affected by various uncertainties and risk factors, many of which are beyond the Company's control, including governmental policy and regulatory action, the competitive environment and economic factors, as well as weather conditions. For a more complete description of these uncertainties and risk factors, see the Company's filings with the Securities and Exchange Commission on Form 10-K for the year ended Dec. 31, 1997, and on Form 10-Q for the quarters ended Mar. 31, Jun. 30, and Sep. 30, 1998.

                                      SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NORTHWEST NATURAL GAS COMPANY





                                        By:  /s/ Bruce R. DeBolt
                                             ------------------------------
                                             Name:  Bruce R. DeBolt
                                             Title:   Senior Vice President
                                                      and Chief Financial
                                                      Officer


          Date:  December 23, 1998